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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 April 17, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-9592             34-1312571
-------------------------------        ------------       -------------------
(State or other jurisdiction of        (Commission          (IRS Employer
        incorporation)                 File Number)       Identification No.)

            777 MAIN STREET
            FT. WORTH, TEXAS                                  76102
   -----------------------------------           -------------------------------
    (Address of principal executive                        (Zip Code)
                offices)


       Registrant's telephone number, including area code: (817) 870-2601


  (Former name or former address, if changed since last report): Not applicable


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ITEM 9.  REGULATION FD DISCLOSURE

         On April 17, 2003, Range Resources Corporation issued a press release announcing its first quarter of 2003 production volumes. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits:

                  99.1 Press Release dated April 17, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RANGE RESOURCES CORPORATION



                                          By:   /s/ Eddie M. LeBlanc
                                              ----------------------------------
                                                Eddie M. LeBlanc
                                                Chief Financial Officer


Date:  April 17, 2003


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
 99.1                         Press Release dated April 17, 2003


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